EXHIBIT I:  AGREEMENT PURSUANT TO RULE 13d-1(f) FILED HEREWITH

      Pursuant to Rule 13d-1(f) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

      This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.


                                          TINICUM INVESTORS

                                          By: /s/ Eric M. Ruttenberg
                                             -------------------------------
                                             Name:  Eric M. Ruttenberg
                                             Title: General Partner


                                          /s/ Seth M. Hendon
                                          ----------------------------------
                                          SETH M. HENDON


                                          /s/ Robert J. Kelly
                                          ----------------------------------
                                          ROBERT J. KELLY


                                          /s/ Edward R. Civello
                                          ----------------------------------
                                          EDWARD R. CIVELLO


                                          /s/ Joseph A. Marino
                                          ----------------------------------
                                          JOSEPH A. MARINO


                                          /s/ John F. Keane
                                          ----------------------------------
                                          JOHN F. KEANE


                                         /s/ Putnam L. Crafts, Jr.
                                         ------------------------------------
                                         PUTNAM L. CRAFTS, JR.